DEED

Know all men by these presents:

That Terryl Dickerson, as Personal Representative of the Estate of Devern Dickerson, deceased, (“Grantor”), for and in consideration of ten dollars and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby irrevocably acknowledged, hereby grants, bargains, sells, conveys and quitclaims to American Strategic Minerals Corporation (AMICOR), P. O. Box 888, Nucla, CO 81424, all right, title and interest of the said Grantor in and to the following described unpatented mining claims located in the San Juan County, Utah:

Blue Parrot, Nos. 1 – 10, U.S.M.S. Nos. 375524 - 375533
Fast Eddie, Nos. 1 – 8, U.S.M.S. Nos.  375534 – 375541 and
Fast Eddie, Nos. 10 – 12, U.S.M.S. Nos. 409601 - 409603

together with all data and information which the Grantor has regarding any of the aforesaid claims, any and all improvements thereon, all water and ditch rights associated therewith (if any) and appurtenances thereto and including all minerals in, on, under or upon said claims.  As required by the Option Agreement, Grantor hereby represents and warrants to AMICOR that Grantor has full and exclusive right and authority to make this conveyance and that no mortgage, lien, lease or other encumbrance or prior conveyance of any of these claims has been made or entered into by, through or under Grantor.

In witness whereof the Grantor has hereunto set her hand.

Estate of Devern Dickerson

By: _____________________________________
       Terryl Dickerson, Personal Representative

State of Utah:
County of Grand:

The foregoing instrument was signed and acknowledged before me under oath this ___ day of March, 2012, by Terryl Dickerson.  Witness my hand and official seal.  My commission expires  ______________.

______________________________
Notary Public

DEED

Know all men by these presents:

That for and in consideration of ten dollars and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby irrevocably acknowledged, Terryl Dickerson (“Grantor”) hereby grants, bargains, sells, conveys and quitclaims to American Strategic Minerals Corporation (AMICOR), P. O. Box 888, Nucla, CO 81424, all right, title and interest of the said Grantor in and to the following described unpatented mining claims located in the San Juan County, Utah:

Blue Parrot, Nos. 1 – 10, U.S.M.S. Nos. 375524 - 375533
Fast Eddie, Nos. 1 – 8, U.S.M.S. Nos.  375534 – 375541 and
Fast Eddie, Nos. 10 – 12, U.S.M.S. Nos. 409601 - 409603

together with all data and information which the Grantor has regarding any of the aforesaid claims, any and all improvements thereon, all water and ditch rights associated therewith (if any) and appurtenances thereto and including all minerals in, on, under or upon said claims.  As required by the Option Agreement, Grantor hereby represents and warrants to AMICOR that Grantor has full and exclusive right and authority to make this conveyance and that no mortgage, lien, lease or other encumbrance or prior conveyance of any of these claims has been made or entered into by, through or under Grantor.

In witness whereof the Grantor has hereunto set his hand.

_____________________________________
Terryl Dickerson

State of Utah:
County of Grand:

The foregoing instrument was signed and acknowledged before me under oath this ___ day of February, 2012, by Terryl Dickerson.  Witness my hand and official seal.  My commission expires  ______________.

______________________________
Notary Public

DEED

Know all men by these presents:

That for and in consideration of ten dollars and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby irrevocably acknowledged, Joe Vancil (“Grantor”) hereby grants, bargains, sells, conveys and quitclaims to American Strategic Minerals Corporation (AMICOR), P. O. Box 888, Nucla, CO 81424, all right, title and interest of the said Grantor in and to the following described unpatented mining claims located in the San Juan County, Utah:

Blue Parrot, Nos. 1 – 10, U.S.M.S. Nos. 375524 - 375533
Fast Eddie, Nos. 1 – 8, U.S.M.S. Nos.  375534 – 375541 and
Fast Eddie, Nos. 10 – 12, U.S.M.S. Nos. 409601 - 409603

together with all data and information which the Grantor has regarding any of the aforesaid claims, any and all improvements thereon, all water and ditch rights associated therewith (if any) and appurtenances thereto and including all minerals in, on, under or upon said claims. As required by the Option Agreement, Grantor hereby represents and warrants to AMICOR that Grantor has full and exclusive right and authority to make this conveyance and that no mortgage, lien, lease or other encumbrance or prior conveyance of any of these claims has been made or entered into by through or under Grantor.

In witness whereof the Grantor has hereunto set his hand.

_____________________________________
Joe Vancil

State of Utah:
County of Grand:

The foregoing instrument was signed and acknowledged before me under oath this ___ day of February, 2012, by Joe Vancil. Witness my hand and official seal.  My commission expires  ______________.

______________________________
Notary Public

DEED

Know all men by these presents:

That for and in consideration of ten dollars and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby irrevocably acknowledged, Dennis Bailey (“Grantor”) hereby grants, bargains, sells, conveys and quitclaims to American Strategic Minerals Corporation (AMICOR), P. O. Box 888, Nucla, CO 81424, all right, title and interest of the said Grantor in and to the following described unpatented mining claims located in the San Juan County, Utah:

Blue Parrot, Nos. 1 – 10, U.S.M.S. Nos. 375524 - 375533
Fast Eddie, Nos. 1 – 8, U.S.M.S. Nos.  375534 – 375541 and
Fast Eddie, Nos. 10 – 12, U.S.M.S. Nos. 409601 - 409603

together with all data and information which the Grantor has regarding any of the aforesaid claims, any and all improvements thereon, all water and ditch rights associated therewith (if any) and appurtenances thereto and including all minerals in, on, under or upon said claims. As required by the Option Agreement, Grantor hereby represents and warrants to AMICOR that Grantor has full and exclusive right and authority to make this conveyance and that no mortgage, lien, lease or other encumbrance or prior conveyance of any of these claims has been made or entered into by, through or under Grantor.

In witness whereof the Grantor has hereunto set his hand.

_____________________________________
Dennis Bailey

State of Utah:
County of Salt Lake:

The foregoing instrument was signed and acknowledged before me under oath this ___ day of February, 2012, by Dennis Bailey.  Witness my hand and official seal.  My commission expires  ______________.

______________________________
Notary Public

DEED

Know all men by these presents:

That for and in consideration of ten dollars and other good and valuable consideration in hand paid, the receipt and sufficiency of which is hereby irrevocably acknowledged, Courtney Danielle Payton (“Grantor”) hereby grants, bargains, sells, conveys and quitclaims to American Strategic Minerals Corporation (AMICOR), P. O. Box 888, Nucla, CO 81424, all right, title and interest of the said Grantor in and to the following described unpatented mining claims located in the San Juan County, Utah:

Blue Parrot, Nos. 1 – 10, U.S.M.S. Nos. 375524 - 375533
Fast Eddie, Nos. 1 – 8, U.S.M.S. Nos.  375534 – 375541 and
Fast Eddie, Nos. 10 – 12, U.S.M.S. Nos. 409601 - 409603

together with all data and information which the Grantor has regarding any of the aforesaid claims, any and all improvements thereon, all water and ditch rights associated therewith (if any) and appurtenances thereto and including all minerals in, on, under or upon said claims.  As required by the Option Agreement, Grantor hereby represents and warrants to AMICOR that Grantor has full and exclusive right and authority to make this conveyance and that no mortgage, lien, lease or other encumbrance or prior conveyance of any of these claims has been made or entered into by, through or under Grantor.

In witness whereof the Grantor has hereunto set her hand.

_____________________________________
Courtney Danielle Payton

State of California:
County of Sacramento:

The foregoing instrument was signed and acknowledged before me under oath this ___ day of February, 2012, by Courtney Danielle Payton.  Witness my hand and official seal.  My commission expires  ______________.

______________________________
Notary Public